A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Fall 2010

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a 45-year record of success in generating competitive risk-adjusted returns for pension funds while also providing vital collateral benefits to working people and their communities.

The HIT is a $3.9 billion investment grade fixed-income mutual fund1 that specializes in the highest credit quality multifamily mortgage-backed securities (MBS).  This investment niche provides pension plans with an investment that is low risk, a source of attractive current income, and also liquid. Approximately 93% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.  The HIT’s focus on high credit quality multifamily securities and its lack of corporate bonds generally make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities.

The HIT is well-suited to meeting a major investment need of pension plans with union beneficiaries during this time of economic uncertainty because:

(1) Fixed-income investments are especially valuable during periods of volatility and unpredictability in the equity markets;

(2) The HIT is a fixed-income option with a strong record of performance versus its benchmark, providing similar levels of interest rate risk, higher yield, and a superior credit profile as well as diversification benefits; and

(3) In addition to its competitive returns, the HIT is creating thousands of good union jobs during a time of high unemployment and also helping facilitate affordable housing production and community development.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

Fixed-Income: An Investment Category Whose Time Is Now

High credit quality fixed-income investments offer pension plans the benefits of capital preservation, reliable cash flow, diversification, and reduced volatility. They are especially well-suited to the current slow-growth/low inflation economic environment because they can provide steady income without taking on undue market risk.

The U.S. Economy Remains Weak and the Labor Market Has Not Recovered

Despite massive government stimulus measures and a federal funds rate set at just 0 to 0.25% since the end of 2008, the U.S. economy is still struggling with low credit flow and high unemployment. The minutes of the September Federal Open Market Committee (FOMC) meeting showed how concerned the Federal Reserve has become regarding the slowdown in economic growth, high unemployment, and low level of inflation in the economy.2

The Great Recession that officially began in December 2007 has been the most severe downturn since the Great Depression in its depth and breadth, due in large part to the breakdown of established financial markets.  This experience has been sharply different from the previous quarter-century when recessions were brief and mild.  While the National Bureau of Economic Research has declared that the recession ended in June 2009, many economic sectors and indicators have failed to show definitive signs of recovery.

The labor market remains one of the major sources of weakness, and the U.S. economy cannot be on solid footing without its recovery.  Through September, the U.S. has shed almost 8 million jobs since the recession began. The national unemployment rate continues to hover around 10%, while the broader unemployment rate, which includes workers with part-time jobs who would prefer full-time employment, as well as those who have given up looking for work,3  is 17.1%,4  close to the record high of 17.4% in October 2009.  Even though private employment has increased by more than 800,000 from the Great Recession’s trough, the number of private jobs as of September 2010 is virtually the same as it was in June 1999.

Source: Bureau of Labor Statistics

2 Minutes of the Federal Open Market Committee on September 21, 2010, released on October 12, 2010.
3 However, they are available for work and have looked for work within the last 12 months.
4 Bureau of Labor Statistics, September 8, 2010.

Future growth will be impacted negatively by the substantial share of workers who have been unemployed for a long period of time.  The number of workers unemployed longer than six months was 6.1 million in September, well above the average of one million since 1948.  It has been more difficult for these workers to find jobs, and the jobs they are qualified for may not return even after the economy recovers.5

While the American Recovery and Reinvestment Act (ARRA) of 2009 (or the economic stimulus act) is estimated to have saved or created 2.5 to 3.6 million jobs,6 its overall impact on the labor market has been insufficient when measured against the 7.8 million jobs that have been lost since the pre-recession peak.  While specific sectors of the economy received assistance from ARRA, the stimulus is running out and another large stimulus package is politically unlikely.  Inflation will likely remain low, and there remains a risk of deflation.  Firms have weak pricing power, which makes them less likely to hire additional workers, who in turn have less purchasing power, which could create a deflationary spiral.  Also contributing to the deflationary risk is the overall weak consumer demand that is even impacting workers who have not seen their income decline.

While the Federal Reserve has no formal numerical inflation target, the long-run inflation forecasts of the FOMC members cluster in a range of 1.75% to 2.0% for the personal consumption expenditures (PCE) price index.7  The current yearly rate for the PCE was 1.5% in August.   The core PCE, which excludes food and energy prices, was 1.4 % for the last five months, placing it below the forecasts.

Source: Bureau of Economic Analysis

At the FOMC meeting on September 21, the members discussed many policies for increasing economic growth, but “focused primarily on further purchases of longer-term Treasury securities and on possible steps to affect inflation expectations.” 8  Because important parts of the economy have yet to turn around, the FOMC has lowered its growth forecast for the second half of 2010 and 2011.

5 Ibid.
6 Council of Economic Advisors, July 14, 2010.
7 William  C. Dudley, President and CEO of the Federal Reserve Bank of New York, Remarks at the Society of American Business Editors and Writers Fall Conference, October 1, 2010.
8 Minutes of the Federal Open Market Committee on September 21, 2010, released on October 12, 2010.

The Current Economic Environment Favors Fixed-Income

With weak economic growth, investors continue to be nervous.  This is evident in the swings in the equity markets as positive news, such as strong quarterly corporate earnings, alternates with weak economic news. Of course, equities are inherently more volatile than the fixed-income sector, but this characteristic is exacerbated in times of uncertainty and may hold true even over an extended period of time. In fact, for the 10-year period of September 2000 through September 2010, equity markets, as represented by the Standard and Poor’s 500, yielded negative returns, while fixed-income investments yielded positive returns overall.

The HIT is a fixed-income investment that has the ability to provide reliable income and diversification in these uncertain times.

Source: Wall Street Journal/Haver Analytics

Moreover, one of the greatest risks of fixed-income investments — that their value will be eroded by inflation — has the potential to become an advantage in periods of slow economic growth, such as those we have experienced over the past decade. Unlike funds investing in corporate debt securities, the HIT is a fixed-income investment that has the ability to provide both reliable income and diversification in these uncertain times.

The HIT: A Good Fixed-Income Option

The HIT advantage holds up over the long term and provides diversification from equities and corporate bonds.  The HIT has produced a significant positive return over the past 10 years, a period when many pension funds reduced their allocations in fixed-income, to their detriment. By contrast, many domestic and foreign stocks and other alternatives are now worth less than they were a decade ago.

 An investment of $5 million in the HIT in September 2000 would have grown to $9.37 million by September 2010, whereas the same investment in major stock indices and real estate would be worth less than the HIT investment, and in some cases, less than the original value.

An investment of $5 million in the HIT in September 2000 would have grown to $9.37 million by September 2010, whereas the same investment in major stock indices and real estate, as shown below, would be worth less than the HIT investment and, in some cases, less than the original value.  In addition, the HIT provides diversification because it does not contain corporate bonds. Its returns are negatively correlated with equity and real estate indices and not highly correlated with corporate bond indices, as seen in the table below. (See page 9 for more information on the HIT’s performance.)

$5 Million Invested for 10 Years
 (ending September 30, 2010)
	Percent Change	Value	Correlation9
HIT	+87%	$9,365,001	--
Barclays Capital Aggregate	+86%	$9,308,156	+0.95
U.S. Bloomberg REIT Index	+44%	$7,197,811	-0.13
Dow Investment Grade Corporate Index	+18%	$5,893,933	+0.62
U.S. NYSE	+4%	$5,192,745	-0.35
U.S. Dow Jones	+1%	$5,064,375	-0.29
United Kingdom FTSE	-5%	$4,732,980	-0.43
U.S. S&P	-21%	$3,972,127	-0.35
Japan Nikkei 225	-41%	$2,974,914	-0.54
                      Source: Haver Analytics, Bloomberg and the HIT

In addition to producing competitive returns with less credit risk than the Barclays Aggregate, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  The HIT’s proven track record demonstrates that participating in socially responsible and economically targeted investments does not diminish returns for investors, but can enhance them.  Unlike most bond funds, the HIT helps to create assets by financing job-generating construction of multifamily developments and healthcare facilities to meet communities’ needs.10 The HIT has successfully funded development projects that meet priorities established by specific states or cities.

9 Correlation to the HIT of monthly year-over-year changes in indices.
10 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

The HIT has responded to the urgent need for job creation with its own “stimulus” effort, the Construction Jobs Initiative, which aims to create 10,000 union construction jobs by the spring of 2011.  Started in early 2009, the initiative is already two-thirds of the way toward this goal.  Through September 30, 2010, HIT investments of $573 million have generated more than 6,600 union construction jobs on 23 projects nationwide, representing more than $1 billion in total development cost.  The HIT continues to add to its pipeline of transactions that should provide attractive investment opportunities in the future.

Moreover, in January 2010, the HIT formed a Community Development Entity (CDE), the Building America CDE, Inc.  Utilizing New Markets Tax Credits, this wholly-owned subsidiary is expected to increase the HIT’s capacity to invest in housing projects and healthcare facilities in low-income communities.

Multifamily and Healthcare Facility Investments for
Construction, Substantial Rehabilitation, and Preservation
(through September 30, 2010)
	Since 1965	First Nine Months of 2010
HIT Financing Commitments	$5,819 million	$401 million
Total Development Costs	$8,261 million	$695 million
Union Construction Jobs	64,500	4,500
Units of Housing/Beds	95,250	5,456
Affordable Units	56,023	4,289

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

 The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate). The HIT specializes in government and agency issued, guaranteed, or insured multifamily11 mortgage-backed securities (MBS) that have call/prepayment protection.  It substitutes these MBS for all of the corporate securities and some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The resulting consistent income advantage makes positive contributions to the HIT’s performance.

 Since government/agency multifamily mortgage-backed securities generally offer higher yields than comparable securities with similar credit and interest rate risk, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers and issuers, particularly financing insured by the Federal Housing Administration (FHA), allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT is able to execute its strategy because of its expertise in constructing and managing a high credit quality fixed-income portfolio that includes a large percentage of government and agency issued, guaranteed, or insured multifamily MBS.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate. The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for managing the HIT’s commingled fund.

The HIT also has the internal capability to source multifamily mortgage investments directly from developers, issuers, and mortgage bankers, and to provide technical expertise to assist them in completing complex transactions in today’s difficult environment.  The HIT’s Multifamily Investment Division, comprised of 10 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects.  These professionals use their extensive relationships with developers, mortgage bankers, state housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.

11 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/ guaranteed healthcare facilities including hospitals and nursing facilities/rehabilitation centers.

Multifamily construction securities are a particularly attractive investment for the HIT portfolio at this time, as shown in the graph below.

Source: HIT and Wall Street Broker/Dealers

By continuing to invest in construction securities, the HIT is taking advantage of the attractive yield spreads and at the same time generating badly needed union construction jobs.  At a time when the FHA has assumed a more significant role in the multifamily marketplace, the HIT’s expertise in FHA programs is extremely valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA deals that meet its investment criteria and generate union construction jobs and affordable housing, including workforce housing that is affordable to middle-income wage-earners.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced only one default resulting in the loss of principal and interest, totaling $82,897, for a loss rate of 0.002% of average net assets.

At a time when the FHA has assumed a more significant role in the multifamily marketplace, the HIT’s expertise in FHA programs is extremely valuable to market participants.

Portfolio Performance

As an active fixed-income product, the HIT has outperformed its benchmark, the Barclays Aggregate, for the last 17 calendar years on a gross basis and 11 of those years on a net basis.

Over the first nine months of 2010, the HIT has provided strong absolute returns and outperformed the Barclays Aggregate, beating the benchmark in both the first and third quarters.  Contributing to the outperformance in the first quarter were tightening spreads for the government and agency insured or guaranteed multifamily securities in which the HIT specializes. These multifamily securities also had better price performance and generated more income than Treasuries with comparable average lives. In the second quarter, the market’s concerns about the European debt crisis and persistent weakness in the U.S. economy drove prices of many assets lower, and nervous investors rushed to Treasuries. Because the HIT is underweight to Treasuries, their strong performance caused the HIT to underperform its benchmark for the second quarter.  Despite a remarkable Treasury rally during the third quarter, the HIT’s gross and net returns for the third quarter exceeded the benchmark by 40 basis points and 30 basis points, respectively.  Corporate bonds, which the HIT does not hold, generated 144 basis points of excess returns over Treasuries.12 The HIT benefited from its higher income, active management of its multifamily portfolio, duration management, and underweight to single-family MBS, which underperformed for the quarter. With this strong showing, the HIT’s gross returns have surpassed the Barclays Aggregate by 9 basis points year-to-date.

This is a particularly good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value and diversification opportunities can be found in high credit quality fixed-income investments that offer attractive yield spreads.  Yield spreads on construction-related multifamily MBS remain especially attractive (as shown in the graph on page 8).  The large multifamily pipeline under review should allow the HIT to benefit from acquiring construction-related securities at wide spreads.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HITs website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.     Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

12 Corporate bonds comprised 18.7% of the Barclays Aggregate as of September 30, 2010.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to maintain the effective duration of its portfolio within the range of plus or minus 0.50 years of the effective duration of the Barclays Aggregate. The effective duration of the HIT’s portfolio is managed daily relative to the Barclays Aggregate using BondEdge software.  The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to manage the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may adjust allocations by purchasing or selling securities.  The percentage of single family agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s government/agency multifamily MBS allocation typically ranges from 50% to 75% of the portfolio. Restrictions on the portfolio’s holdings of various classes of securities can be found in the HIT’s prospectus.  The HIT does not use derivatives or leverage through borrowing.

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

The composition of the HIT’s portfolio as of September 30, 2010, demonstrates its high credit quality and specialization in multifamily MBS, as shown below.13

13 Includes commitments that have not yet been funded.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT entered the last quarter of 2010 well-positioned for investment success due to its superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2010
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	94.7%	77.7%	Effective Duration	4.232	4.533
A & Below	2.0%	17.9%	Convexity	-0.068	-0.112
Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.195%	2.394%	Call Protected	73%	67%
→ 80 basis point Yield Advantage			Not Call Protected	27%	33%

Strong Correlation with the Barclays Aggregate

Because the HIT actively maintains its duration and convexity and agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s returns and those of the Barclays Aggregate for the five years ending September 30, 2010, was 94% and has ranged from 94% to 99% in recent years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation with the Citigroup BIG Mortgage Index for the five years ending September 30, 2010, was 88% and has ranged from 88% to 94% in recent years.

The HIT has outperformed the benchmark in each of the past 17 calendar years on a gross annual basis, and 11 of those years on a net basis. It tends to outperform during periods of economic contraction and track the benchmark more closely at times of economic strength, as shown in the preceding graph, which compares the HIT’s gross and net returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability covering financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.

The HIT also has contracts with independent economic consultants Gary Shilling of A. Gary Shilling & Co. and Lyle Gramley, Senior Economic Adviser to the Soleil Securities Group (formerly a Federal Reserve Board Governor).  They make periodic presentations to HIT staff and provide monthly economic reports and forecasts.

The Multifamily Investment Division works through its staff members in Washington, New York City, Boston, New Orleans, and San Francisco to use their extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff also reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT’s expenses are only its actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2009, 2008, and 2007, the HIT’s ratio of expenses to average net assets was 43, 41, and 41 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

The HIT’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and single family MBS.  As of September 30, 2010, nearly 93% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to less than 75% in the Barclays Aggregate. The HIT seeks to construct a portfolio that has a higher expected yield than its benchmark. The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of September 30, 2010, 67.2% of assets were invested in this product.14 Over 99% of the HIT’s investments are considered highly liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to easily accommodate attractive investment opportunities and honor redemption requests.

Over 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Michael Cook, CFA, and J. Guy Carter IV, Assistant Portfolio Managers; and David Phillips, Senior Financial Analyst.

Each trade is reviewed for compliance with HIT guidelines by the Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

14 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 18 of the 2010 Semi-Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in the 2009 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to insure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, anti-money laundering, personal trading, record retention, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries greater than required insurance coverage. This includes a $15,000,000 fidelity bond, errors and omissions insurance totaling $20,000,000, and a fiduciary ERISA bond for $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers to provide ancillary services (such as custodian, transfer agent, and investment accounting services) to enable it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the HIT are its sole owners. As of September 30, 2010, the HIT had a net asset value of approximately $3.866 billion and 350 institutional investors.

Clients by Type ($ in Millions as of 9/30/2010)	$ Amount	Percentage	Number of Accounts
Public	973.04	25.17	10
Taft-Hartley	2,555.60	66.10	188
Other (Labor Organizations)	337.57	8.73	152
Total	3,866.21	100.00	350

The largest five accounts and length of HIT investment are shown below:

Type of Account	Length of Relationship (Since)	% of HIT Net Assets September 30, 2010
Taft-Hartley Fund	1983	>5%
Northeast Public Fund 1	2002	4.4%
Western Public Fund 1	1991	4.0%
Northeast Public Fund 2	2002	3.9%
Western Public Fund 2	1996	3.2%

Nearly 90% of the dividends received by participants are reinvested in the HIT. This demonstrates investor confidence. For the first nine months of 2010, those reinvested dividends provided $109.1 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman, eight labor trustees, and six management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for nearly 40 years.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the union pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices in Washington, Boston, New York, San Francisco, and New Orleans as well as a Midwest regional marketing director.

Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	48
Boston, MA	Marketing/Investment Sourcing/Investor Relations	2
New York, NY	Investment Sourcing/Investor Relations	2
San Francisco, CA	Marketing/Investment Sourcing/Investor Relations	1
New Orleans, LA	Investment Sourcing	2

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies of the members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and has established a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, Assistant Portfolio Manager, has approximately seven years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's $700 billion mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.

David Phillips Jr., Senior Financial Analyst, has been with the HIT since 1998 and in his current position since 2004.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	18	18	38
Ted Chandler	Chief Operating Officer	1	1	20
Erica Khatchadourian	Chief Financial Officer	17	8	21
Saul Schapiro	General Counsel	1	1	38
Chang Suh	Executive Vice President – Chief Portfolio Manager	12	7	15
Michael Cook	Assistant Portfolio Manager	7	2	7
J. Guy Carter	Assistant Portfolio Manager	2	2	9
Harpreet Peleg	Controller	5	4	14
Stephanie H. Wiggins	Chief Investment Officer, Multifamily Investments	9	8	21
Eric Price	Managing Director, Housing & Community Development Investments	5	1	18
Lesyllee White	Director of Marketing	10	6	16
Debbie Cohen	Chief Development Officer	2	1	25
Sondra Albert	Chief Economist	6	6	14

Collateral Benefits — Construction Investment, Job Creation, Community Development, and Economic Stimulus

The HIT continues to invest in construction in an environment where other lenders are not active, providing a lifeline for struggling union construction workers and a boost to local economies.  The HIT’s more than 45 years of experience in housing finance; its well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable have enabled the HIT to support new construction and create union jobs despite the economic downturn.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.  The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s new subsidiary — Building America CDE, Inc. — is expected to increase its capacity to invest in housing projects in low-income communities and to fill capital gaps utilizing New Markets Tax Credits.

The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances.

The HIT’s Construction Jobs Initiative is making great strides towards its goal of creating 10,000 jobs by the spring of 2011. The HIT has already generated more than 6,600 union construction jobs since setting this ambitious goal early last year.  The economic impact of this construction activity is far broader the projects the HIT has financed.  It is often measured by the construction multiplier, which quantifies the impact construction activity has on many other related businesses and on job creation.  Construction activity has a “backward” stimulus to the providers of building materials, professional services, and insurance, and a “forward” stimulus by increasing economic activity and jobs in the local economy, which spurs local businesses and increases tax revenues.  The construction employment multiplier estimates that 35.9 jobs are created for every million dollars spent on a construction project.15 Therefore, the $1 billion of development activity that the HIT has leveraged with its $573 million in investments under the Construction Jobs Initiative should create approximately 36,000 jobs in the larger economy, with more than one-third of those jobs created in the locality where the project is built.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT. If possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.  HIT projects often help communities achieve their goals for responsible urban development, transit-oriented development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, and LEED certification or environmentally-friendly design.

15 “Measuring How Much Economic Change Will Mean to Your Community,” by Dr. Michael Walden, Department of Agricultural and Resource Economics, North Carolina State University.

Examples of HIT-Financed Projects

Several of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

CUNY Graduate Housing, New York, NY

The HIT has invested $9.8 million to help build housing for faculty and graduate students at the new campus that the City University of New York (CUNY) is developing in East Harlem. The HIT’s purchase of bonds issued by the New York City Housing Development Corporation will help finance this facility. The $28.8 million property will consist of an eight-story building with 77 housing units, including 12 units for faculty, 64 units for graduate students, and a superintendent’s unit.   The project is expected to create approximately 165 union construction jobs.

FloCo Fusion, Minneapolis, MN

To finance a new 84-unit apartment building as part of the major renovation and redevelopment of an historic site in southeast Minneapolis, the HIT has committed $13.5 million for the purchase of Ginnie Mae securities. The FloCo Fusion apartments will accompany nineteenth century townhouses on a site located a few blocks from the University of Minnesota. This $16 million project is expected to create an estimated 100 union construction jobs.

Parkway Lakeside, O’Fallon, IL

The HIT is providing $26.1 million in financing for construction of the Parkway Lakeside Apartments in O’Fallon, Illinois, through the purchase of a $26.1 million FHA-insured taxable construction and permanent mortgage loan securitized with a Ginnie Mae mortgage-backed security.  The $28.2 million development will offer 232 market-rate housing units as well as garage parking and surface parking.  O’Fallon is located approximately 15 miles east of downtown St. Louis and is one of the fastest growing communities in the St. Louis Metro-East region. Work on the project is expected to generate approximately 185 jobs for members of the local building and construction trades unions.

Washington Beech, Boston, MA

The HIT has invested $13.5 million to finance one phase of Washington Beech, a HOPE VI redevelopment project that will replace deteriorated public housing with affordable rental and homeownership units in Boston's Roslindale neighborhood. The HIT’s financing will result in the creation of 56 affordable rental units in seven buildings.  The total development cost of this phase will be $25.5 million and is expected to generate more than 140 union construction jobs.

Conclusion

The HIT is one of the oldest socially responsible investment funds in the U.S.  Since its founding, the HIT has always embraced “triple bottom line investing.”  As a steward of union and public employee pension capital, the HIT is committed to producing: (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) good jobs for union members; and (3) more livable communities, a better environment, and a higher quality of life.

In its 45 years of investing, the HIT and its predecessor fund have committed approximately $5.8 billion to finance over 95,000 units of housing, including more than 56,000 affordable units, thereby enhancing the nation’s stock of affordable housing and revitalizing communities coast to coast.  HIT projects regularly promote responsible urban development, transit-oriented development, affordable housing creation or preservation, adaptive reuse of older structures, and often some level of environmentally-friendly design.  The HIT’s 100% union labor requirement has generated some 64,500 union construction jobs on the projects it finances—jobs that pay family-supporting wages, provide health and retirement security, contribute to the economic base of the communities where union members live and where the HIT invests, and foster economic growth beyond those communities.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments. The construction-related government/agency multifamily securities that are the HIT’s focus are particularly attractive at this time, and with the HIT’s current wide yield advantage over the benchmark, the HIT portfolio is well positioned to outperform over the long term.

With increased capital from investors, the HIT will be able to purchase additional securities with which to pursue its goal of providing competitive returns coupled with union jobs, affordable housing, and community development

How to Invest in the HIT

The HIT is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month. The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq. Director of Marketing National and Mid-Atlantic Accounts (202) 467-2546 lwhite@aflcio-hit.com	Paul Sommers Regional Marketing Director Midwest Accounts (937) 604-9681 psommers@aflcio-hit.com
Paul Barrett Regional Marketing Director New England Accounts (508) 397-9750 pbarrett@aflcio-hit.com	Liz Diamond Regional Marketing Director Western Accounts (415) 433-3044 ldiamond@aflcio-hit.com
Debbie Cohen Chief Development Officer (202) 467-2591 dcohen@aflcio-hit.com	Julissa Servello Marketing Coordinator (202) 467-2544 jservello@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2010, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com